Rule 497(e)

File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-151805	HV-6776 – Premier InnovationsSM
333-151805	HV-6778 – Premier InnovationsSM (Series II)

Supplement dated August 20, 2021 to your Prospectus

SUB-ADVISER CHANGE

MassMutual Strategic Bond Fund

Effective immediately, Brandywine Global Investment Management, LLC is now a sub-adviser to the MassMutual Strategic Bond Fund. Western Asset Management Company, LLC and Western Asset Management Company Limited will remain as the other sub-advisers to the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE.